UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08822

CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact name of registrant as specified in charter)

140 Broadway, New York, New York, 10005
(Address of principal executive offices) (Zip code)

     CT Corporation System
115 Federal Street
Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 626 3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Item 1. Report to Stockholders.

Wellington Shields All-Cap Fund

Institutional Shares (WSACX)

For Investors Seeking Capital Appreciation

ANNUAL REPORT
November 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electroni-
cally by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Wellington Shields All-Cap Fund
Annual Report
November 30, 2020
(UNAUDITED)

The Wellington Shields All-Cap Fund Institutional Shares (the “Fund”) had a total return of 15.15% for the fiscal year ended November 30, 2020, compared with returns of 19.41% for the Russell 1000® Index*, 17.46% for the S&P 500® Total Return Index* (“S&P 500”) and 8.09% for the Dow Jones Industrial Average Index* for the same period. The Fund performance was negatively impacted by declines in Gray Television Inc., Yeti Holdings Inc., and FNF Group while Shopify Inc., Service Now Inc., and Amazon.com Inc. were positive contributors to the portfolio performance.

In December 2019, China reported a cluster of coronavirus infections in Wuhan. By January of 2020 Chinese officials locked down the population of 11 million in Wuhan in an effort to prevent its spread. In late January 2020, the first U.S. patient was diagnosed with coronavirus. By mid-March U.S. governors, including in New York, began issuing statewide lockdown orders to prevent their healthcare systems from being overwhelmed. This resulted in an unprecedented self-inflicted halting of economic activity.

While small businesses primarily in leisure, hospitality and retail have suffered or closed permanently, robust monetary and fiscal responses stabilized the credit markets and injected funds into consumer savings accounts. Larger public companies with access to capital markets benefitted from low financing costs. Tame credit spreads, low inflation, and a U.S. consumer flush with cash drove equity markets to all-time highs just eight months after the pandemic-induced lows. In the initial stages of the market rebound, the market rewarded secular growth stocks and beneficiaries of a new work-from-home paradigm. As Fall approached, the stimulus driven economic rebound was complemented by welcome advances in vaccine development, due to unprecedented efforts on behalf of both government and corporations, and broadened market participation.

In the wake of the November election, the market began to price in the probability of divided government as the ‘blue wave’ appeared to not materialize, dimming the prospects of tax increases and with it a $3 trillion stimulus package. However, the senate runoff in Georgia has recently tightened, and the results of the January 5th runoff will determine which party controls the Senate. Against the short-term risks of higher taxes, and the current spikes in the number of COVID cases, the foundations of the equity market remain firm. Real yields are close to negative 1%, meaning fixed income markets do not provide a good alternative to equities for return seeking investors. BBB credit spreads trade at multiyear lows, indicating companies can access funding and the credit markets are not anticipating an economic collapse. With 10 million people still out of work, widespread inflation that would negatively impact equity multiples is not a current risk.

As vaccines make their way through populations, topline growth should accelerate as pent up demand is unleashed and low inventories are rebuilt. Additionally, the Federal Reserve is not contemplating the removal of monetary support and both houses of Congress are getting closer to passing additional fiscal support measures to bridge the economy through the current spike in virus cases to eventual vaccine distribution. Efficacy data on vaccines in production suggest that the risks to the economy from COVID will be largely behind us sometime this summer. Equities should continue to perform well in the coming year.

W. Jameson McFadden
President
Capital Management Associates, Inc.

* The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, repre-

2020 Annual Report 1

senting the performance of the stock market generally. The Dow Jones Industrial Average Index, compiled by Dow Jones, gauges the performance of the industrial component of U.S. stock markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index. The Fund may or may not purchase the types of securities represented by the S&P 500® Total Return Index, Russell 1000® Index or the Dow Jones Industrial Average Index.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. Investment in the Fund is also subject to, among other things, large-cap securities risk, mid-cap securities risk, small-cap securities risk, derivative instruments risk and short sales risk. More information about these risks and other risks can be found in the Fund’s prospectus.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

2020 Annual Report 2

WELLINGTON SHIELDS ALL-CAP FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) FOR THE PERIODS ENDED NOVEMBER 30, 2020.

	1 Year	5 Year	10 Year
Wellington Shields All-Cap Fund – Institutional Shares	15.15%	9.45%	10.11%
Russell 1000® Index	19.41%	14.23%	14.27%
S&P 500® Total Return Index	17.46%	13.99%	14.19%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-888-626-3863. The Fund’s Distributor is Wellington Shields & Co.,LLC and the Fund’s Sub-Distributor is Arbor Court Capital, LLC.

The above graph depicts the performance of the Wellington Shields All-Cap Fund - Institutional Shares versus the Russell 1000® Index and the S&P 500® Total Return Index. The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund that commonly compares its performance to the the Russell 1000® Index and S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Wellington Shields All-Cap Fund -Institutional Shares, which will not invest in certain securities comprising these indices.

2020 Annual Report 3

WELLINGTON SHIELDS ALL-CAP FUND (Unaudited)

Disclosure of Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as IRA maintenance fees described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs and expenses of underlying funds were included, your cost could have been higher.

Institutional Shares

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2020 to
	June 1, 2020	November 30, 2020	November 30, 2020

Actual	$1,000.00	$1,154.71	$8.08

Hypothetical	$1,000.00	$1,017.50	$7.57
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for the Institutional Shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

Total Annual Fund Operating Expense Ratio

The Total Annual Fund Operating Expense Ratio as stated in the Fund’s current prospectus dated March 30, 2020 were as follows: Gross 1.53%, Net 1.53% .

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period, and (c) The Total Annual Fund Operating Expense Ratio presented in the Fund’s current Prospectus was estimated based on the Reorganization of the Wellington Shields Small-Cap Fund into the Wellington Shields All-Cap Fund which occurred on November 25, 2019.

2020 Annual Report 4

Wellington Shields All-Cap Fund
		Schedule of Investments November 30, 2020

Shares		Fair Value	% of Net Assets
COMMON STOCKS

Aerospace & Defense
5,500	L3Harris Technologies, Inc.	$1,055,945
9,000	Mercury Systems, Inc. *	640,980
		1,696,925	3.40%
Air Freight & Logistics
9,800	XPO Logistics, Inc. *	1,045,464	2.09%
Banks
8,000	First Republic Bank	1,036,480	2.07%
Capital Markets
2,500	Blackrock Inc.	1,745,875
18,900	The Blackstone Group Inc. - Class A	1,125,495
		2,871,370	5.74%
Chemicals
4,000	Linde PLC (United Kingdom)	1,025,680
1,850	The Sherwin-Williams Company	1,383,115
		2,408,795	4.82%
Entertainment
10,000	Activision Blizzard, Inc.	794,800
6,800	Electronic Arts, Inc. *	868,700
4,300	Take-Two Interactive Software, Inc. *	776,193
		2,439,693	4.88%
Food & Staples Retailing
2,500	Costco Wholesale Corporation	979,425	1.96%
Health Care Equipment & Supplies
3,300	Becton, Dickinson and Company	774,972
11,400	Edwards Lifesciences Corporation *	956,346
		1,731,318	3.46%
Household Durables
16,000	D.R. Horton, Inc.	1,192,000	2.38%
Industrial Conglomerates
7,000	Honeywell International Inc.	1,427,440	2.86%
Interactive Media & Services
4,400	Facebook, Inc. - Class A *	1,218,668	2.44%
Internet & Direct Marketing Retail
7,700	Alibaba Group Holding Limited * **	2,027,872
850	Alphabet, Inc. - Class A *	1,491,240
92	Alphabet, Inc. - Class C *	161,988
630	Amazon.com, Inc. *	1,995,865
		5,676,965	11.36%
IT Services
2,300	Accenture Plc - Class A (United Kingdom)	572,907
8,007	Fidelity National Information Services Inc.	1,188,319
3,750	Mastercard Incorporated	1,261,913
1,050	Shopify Inc. - Class A * (Canada)	1,144,899
		4,168,038	8.34%
Life Sciences Tools & Services
3,600	Thermo Fisher Scientific Inc.	1,673,928	3.35%
Machinery
3,000	Cummins Inc.	693,510	1.39%
Metals & Mining
32,500	Wheaton Precious Metals Corp. (Canada)	1,272,050	2.55%
Multiline Retail
5,500	Dollar General Corporation	1,202,190
8,000	Target Corporation	1,436,240
		2,638,430	5.28%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 5

Wellington Shields All-Cap Fund
		Schedule of Investments
		November 30, 2020
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Semiconductors & Semiconductor Equipment
8,000	Microchip Technology Incorporated	$1,075,120	2.15%
Software
7,000	Microsoft Corporation	1,498,490
5,700	salesforce.com, inc. *	1,401,060
2,600	ServiceNow, Inc. *	1,389,830
		4,289,380	8.58%
Specialty Retail
2,000	The Home Depot, Inc.	554,820	1.11%
Total for Common Stocks (Cost $26,791,350)		40,089,819	80.21%

EXCHANGE TRADED FUNDS
Equity Funds
9,600	iShares® Nasdaq Biotechnology ETF	1,391,808
5,000	iShares® Russell 2000 ETF	905,100
10,000	The Health Care Select Sector SPDR Fund	1,097,400
18,500	SPDR® S&P Homebuilders ETF	1,058,755
22,500	VanEck Vectors® Gold Miners ETF	780,300
25,000	VanEck Vectors® Junior Gold Miners ETF	1,250,750
7,000	VanEck Vectors® Semiconductor ETF	1,460,270
		7,944,383
Total Exchange Traded Funds (Cost $6,525,960)		7,944,383	15.89%

MONEY MARKET FUNDS
1,618,509	First American Treasury Obligations Fund -
	Class X 0.05% ***	1,618,509	3.24%
Total Money Market Funds (Cost $1,618,509)		1,618,509
Total Investments (Cost $34,935,819)		49,652,711	99.34%
Other Assets in Excess of Liabilities		329,758	0.66%
Net Assets		$49,982,469	100.00%

SCHEDULE OF INVESTMENTS BY SECTOR as of November 30, 2020 (Unaudited)

		% of Net
	Fair Value	Assets
Communication Services	$3,658,361	7.32%
Consumer Discretionary	10,062,215	20.14%
Consumer Staple	979,425	1.96%
Exchange Traded Funds	7,944,383	15.89%
Financials	3,907,850	7.82%
Health Care	3,405,246	6.81%
Industrials	4,863,339	9.73%
Information Technology	9,532,538	19.07%
Materials	3,680,845	7.36%
	$48,034,202	96.10%

* Non-Income Producing Securities. *** The rate shown represents the 7-day yield at November 30, 2020.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 6

Wellington Shields All-Cap Fund

Statement of Assets and Liabilities
November 30, 2020
Assets:
Investments at Fair Value	$49,652,711
(Cost $34,935,819)
Prepaid Expenses	349
Receivables:
Shareholder Purchases	379,100
Dividends	31,090
Total Assets	50,063,250
Liabilities:
Advisory Fees Payable	57,482
Administration Fees Payable	2,606
Other Accrued Expenses	20,693
Total Liabilities	80,781
Net Assets	$49,982,469
Net Assets Consist of:
Paid In Capital (par value and paid in surplus)	$34,221,870
Total Distributable Earnings	15,760,599
Net Assets	$49,982,469

Institutional Shares
Net Assets	$49,982,469
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized)	1,992,403
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$25.09

Statement of Operations
For the fiscal year ended November 30, 2020

Investment Income:
Dividends (Net of foreign withholding tax of $2,520)	$423,456
Total Investment Income	423,456

Expenses:
Management Fees	447,142
Transfer Agent Fees & Accounting Fees	39,885
Administration Fees	31,702
Legal Fees	26,848
Audit Fees	16,631
Miscellaneous Expense	7,687
Registration Expense	10,028
Custody Fees	5,778
Trustees Fees	7,982
Printing and Postage Expense	1,435
Insurance Expense	317
Total Expenses	595,435
Expense Recoupment - Net	75,277
Net Expenses	670,712
Net Investment Loss	(247,256)

Net Realized and Unrealized Gain / (Loss) on Investments & Options Written:
Net Realized Gain on Investments	1,511,171
Net Realized Loss on Options Written	(64,306)
Net Change In Unrealized Appreciation on Investments	5,276,230
Net Realized and Unrealized Gain on Investments & Options Written	6,723,095

Net Increase in Net Assets from Operations	$6,475,839

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 7

Wellington Shields All-Cap Fund

Statements of Changes in Net Assets
	Year Ended	Year Ended
	11/30/2020	11/30/2019
From Operations:
Net Investment Loss	$(247,256)	$(36,186)
Net Realized Gain on Investments & Options Written	1,446,865	2,197,315
Net Change in Unrealized Appreciation on Investments	5,276,230	1,246,482
Net Increase in Net Assets from Operations	6,475,839	3,407,611

From Distributions to Shareholders:
Institutional Shares	(116,834)	(2,218,647)
Change in Net Assets from Distributions	(116,834)	(2,218,647)

From Capital Share Transactions:
Institutional Shares
Shares Sold	1,976,180	1,229,166
Shares from Mergers	-	13,492,334	(a)
Reinvested Distributions	114,983	2,144,723
Shares Repurchased	(3,209,596)	(2,615,910)
Net Increase (Decrease) from Shareholder Activity	(1,118,433)	14,250,313

Net Increase in Net Assets	5,240,572	15,439,277

Net Assets at Beginning of Year	44,741,897	29,302,620
Net Assets at End of Year	$49,982,469	$44,741,897

Share Transactions:
Institutional Shares
Shares Sold	84,565	59,897
Shares from Mergers	-	620,908	(a)
Reinvested Distributions	4,607	99,201
Shares Repurchased	(145,559)	(126,457)
Net Increase (Decrease) in Shares	(56,387)	653,549

(a) See Note 9. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 8

Wellington Shields All-Cap Fund

Financial Highlights
Selected data for a share outstanding
throughout each year:	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019		11/30/2018	11/30/2017	11/30/2016
Net Asset Value -
Beginning of Year	$21.84	$21.00		$23.59	$22.88	$22.93
Net Investment Loss (a)	(0.12)	(0.03)		(0.12)	(0.09)	(0.08)
Net Gain (Loss) on Investments
(realized and unrealized)	3.43	2.54		(1.11)	3.91	2.37
Total from Investment Operations	3.31	2.51		(1.23)	3.82	2.29

Distributions (From Capital Gains)	(0.06)	(1.67)		(1.36)	(3.11)	(2.34)
Total Distributions	(0.06)	(1.67)		(1.36)	(3.11)	(2.34)
Net Asset Value -
End of Year	$25.09	$21.84		$21.00	$23.59	$22.88
Total Return (b)	15.15%	12.03%		(5.18)%	16.78%	9.96%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$49,982	$44,742		$29,303	$21,385	$18,616
Before Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets (c)	1.33%	1.64%		1.60%	1.65%	1.64%
After Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets (c)	1.50%	1.50%		1.49%	1.50%	1.50%
Ratio of Net Investment Loss to Average
Net Assets	(0.55)%	(0.12)%		(0.50)%	(0.37)%	(0.33)%
Portfolio Turnover Rate	74.46%	88.33%	(d)	74.94%	46.82%	38.89%

(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c) The expense ratios reflect total expenses prior to any waivers, reimbursements and recoupments (gross expense ratios) and after any waivers and reimbursements (net expense ratios).
(d) The calculation of portfolio turnover excluded sales totaling $575,280 which occurred to realign the Fund's portfolio following the merger described in Note 9.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 9

NOTES TO FINANCIAL STATEMENTS WELLINGTON SHIELDS ALL-CAP FUND November 30, 2020

1. ORGANIZATION
Wellington Shields All-Cap Fund (the “Fund”) is a diversified series of the Capital Management Investment Trust (the “Trust”), a registered open-end management investment company. The Trust was organized on October 14, 1994 as a Massachusetts business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2020, there is one series authorized by the Trust. Prior to March 29, 2018, the Fund was known as the Capital Management Mid-Cap Fund. The Fund’s investment adviser is Capital Management Associates, Inc. (“CMA” or “Advisor”). The Fund currently offers Institutional shares. The Fund commenced operations on January 27, 1995. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

INVESTMENT VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

WRITTEN OPTIONS
The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains in a segregated account with its custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

DIVIDEND DISTRIBUTIONS
Dividends paid by the Fund derived from net investment income (if any) will generally be paid annually. Distributions from capital gains (if any) are generally declared and distributed annually. The Fund may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported year. Actual results could differ from those estimates.

2020 Annual Report 10

Notes to Financial Statements - continued

FEDERAL INCOME TAXES
The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of and during the fiscal year ended November 30, 2020, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of November 30, 2020, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and expected to be taken during the fiscal year ended November 30, 2020 and has concluded that no provision for income tax is required in these financial statements.

3. SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs and exchange traded funds). The Fund’s investment in securities is generally carried at their market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees and are categorized in level 2 or level 3, when appropriate. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

2020 Annual Report 11

Notes to Financial Statements - continued

Money market funds. Shares of money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

Derivatives. Listed derivatives, including options and options written, that are actively traded, are valued based on quoted prices from the exchange. To the extent these derivatives are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Options held by the Fund, for which no current quotations are readily available and which are not traded on the valuation date, are valued at the mean price. When the mean price is used for valuation or when the derivative is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$40,089,819	$–	$–	$40,089,819
Exchange Traded Funds	7,944,383	–	–	7,944,383
Money Market Funds	1,618,509	–	–	1,618,509
Total	$49,652,711	$–	$–	$49,652,711

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal year ended November 30, 2020.

4. INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with CMA. Under the terms of the Investment Advisory Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor earns an annual management fee of 1.00% of the Fund’s first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 2020, the Advisor earned management fees totaling $447,142 before the waiver of management fees and reimbursement of expenses described below. As of November 30, 2020, the Fund owed the Advisor $57,482. The Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, Acquired Fund Fees and Expenses and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of the Fund through the period ending April 1, 2021 (“Expense Limitation Agreement”). It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement for a period of three years from the date of the actual waiver or expense reimbursement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed

2020 Annual Report 12

Notes to Financial Statements - continued

$10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limit stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. The Advisor may recoup fees and expenses waived or reimbursed for the Wellington Shields Small-Cap Fund prior to its reorganization into the Fund, and fees and expenses waived or reimbursed for the Fund after the reorganization. For additional information regarding the reorganization, see Note 9. In accordance with the Expense Limitation Agreement, the below fees may be recouped through the fiscal years identified:

2021	$ 81,951
2022	$ 113,640

During the fiscal year ended November 30, 2020, the Advisor waived fees totaling $0 and recouped fees totaling $75,277. Certain officers and directors of the Advisor are also officers and/or Trustees of the Trust.

5. OTHER TRANSACTIONS WITH AFFILIATES
Distributor
Wellington Shields & Co., LLC (the “Distributor”) is the Fund’s principal underwriter and distributor. The Distributor is also the introducing broker-dealer and is used by the Fund for its investment transactions. For the fiscal year ended November 30, 2020, there were commissions on investment transactions paid to the Distributor of $33,037. Certain Trustees and officers of the Trust are also officers of the Distributor.

Administrator
Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels, subject to a minimum monthly fee of $2,500, plus reimbursement of out of pocket expenses. For its services, during the fiscal year ended November 30, 2020, PFS earned $31,702. Certain officers of the Trust are also officers of the Administrator.

6. DERIVATIVES TRANSACTIONS
For the fiscal year ended November 30, 2020, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2019	0	$0
Options written	270	42,354
Options terminated in closing purchase transactions	(100)	(31,509)
Options expired	(100)	(5,464)
Options exercised	(70)	(5,381)
Options outstanding at November 30, 2020	0	$0

As of November 30, 2020, there were no derivatives outstanding in the Fund.

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended November 30, 2020 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain (Loss)	Location	Gain (Loss)
Covered	Net Realized Gain		Net Change In Unrealized
Call Options	(Loss) on Options	($64,306)	Appreciation (Depreciation)	$0
Written	Written		on Options Written

The Fund’s use of options written exposes it to equity risk. In addition, the selling of covered call options may be used by the Fund to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default. During the fiscal year ended November 30, 2020, the Fund was not subject to any master netting arrangements.

2020 Annual Report 13

Notes to Financial Statements - continued

7. PURCHASES AND SALES OF INVESTMENT SECURITIES
For the fiscal year ended November 30, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $32,404,868 and $35,544,142, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8. TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2020 was $34,936,742.

At November 30, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$14,798,460	($82,491)	$14,715,969

The tax character of distributions was as follows:

	Year ended	Year ended
	November 30, 2020	November 30, 2019
Ordinary Income:	$ –	$ –
Long-term Capital Gain:	116,834	2,218,647
	$ 116,834	$ 2,218,647

As of November 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other accumulated gains (losses)	$ (242,529)
Undistributed long-term capital gain (accumulated losses)	1,287,159
Unrealized appreciation (depreciation) - net	14,715,969
Total distributable earnings	$ 15,760,599

The differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales and book/tax differences due to partnerships. As of November 30, 2020, other accumulated losses above are attributable to losses on straddles from options and to the tax deferral of late-year losses, which totaled $237,601.

As of November 30, 2020, the following adjustment was recorded and was primarily attributed to tax adjustments from partnership holdings.

Paid In Capital	($132)
Total Distributable Earnings	$132

9. MERGER OF WELLINGTON SHIELDS ALL-CAP FUND WITH WELLINGTON SHIELDS SMALL-CAP FUND
Effective as of the close of business November 25, 2019, pursuant to a Plan of Reorganization (the “Reorganization”), the Wellington Shields All-Cap Fund received all the assets and liabilities of the Wellington Shields Small-Cap Fund (the “Transferring Fund”). Shares of the Transferring Fund were exchanged for Institutional Class shares of the Wellington Shields All-Cap Fund. 742,824 shares of the Transferring Fund, valued at $18.16 per share, were exchanged for 620,908 Institutional Class shares of the Wellington Shields All-Cap Fund valued at $21.73 per share. Each share of the Transferring Fund was exchanged for 0.836 Institutional Class shares of the Wellington Shields All-Cap Fund. The Transferring Fund’s net assets on the date of the reorganization of $13,492,334, including $2,181,021 of unrealized appreciation, were combined with those of the Wellington Shields All-Cap Fund. The combined net assets immediately after the acquisition amounted to $44,519,201 with 2,048,699 shares outstanding. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Wellington Shields All-Cap Fund reflected the historical basis of the assets of the Transferring Fund as of the date of the Reorganization. After the Reorganization was completed, the Wellington Shields All-Cap Fund was the accounting survivor and obtained and held the entire portfolio holdings previously held by the Transferring Fund. Under applicable Internal Revenue Service rules and regulations, the Wellington Shields All-Cap Fund is required to hold a certain percentage of the portfolio holdings for a prescribed period of time.

10. COVID-19 RISKS
Unexpected local, regional or global events, such as war, acts of terrorism, financial, political or social disruptions, natural, environmental or man-made disasters, the spread of infectious illnesses or other public health issues, and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear,

2020 Annual Report 14

Notes to Financial Statements - continued

which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of an infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11. COMMITMENTS AND CONTINGENCIES
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

12. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

2020 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Capital Management Investment Trust
and the Shareholders of Wellington Shields All-Cap Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wellington Shields All-Cap Fund, a series of shares of beneficial interest in Capital Management Investment Trust (the “Fund”), including the schedule of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Capital Management Investment Trust since 2006.

Philadelphia, Pennsylvania
January 20, 2021

2020 Annual Report 16

ADDITIONAL INFORMATION November 30, 2020 (UNAUDITED)

1. PROXY VOTING GUIDELINES
A copy of the Trust’s Proxy Voting and Disclosure Policy and Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information, which are available, without charge, upon request, by calling 1-888-626-3863 and on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund publicly files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Copies of the Fund’s Form N-PORT are also available, without charge, by calling the Fund at 1-888-626-3863.

3. TAX INFORMATION
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. As of the Fund’s fiscal year ended November 30, 2020, there was a long-term capital gain distribution paid in the amount of $116,834.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

The tax information above is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisors.

4. ANNUAL RENEWAL OF THE CURRENT AGREEMENT FOR THE FUND
At a meeting held on October 14, 2020 (the “Meeting”), the Board considered the approval of the Fund’s current investment advisory agreement, the Second Amended and Restated Investment Advisory Agreement (the “Current Advisory Agreement”) between the Trust and CMA with respect to the Wellington Shields All-Cap Fund (the “Fund”).

The Board considered that it had approved a new investment advisory agreement (“New Advisory Agreement”) for the Fund at its July 31, 2019 meeting in anticipation of a technical change in control of the Fund’s investment adviser, Capital Management Associates, Inc. (“CMA”), expected to occur upon the distribution of Mr. Joseph V. Shields Jr.’s ownership interest in CMA from his estate, at which time the Fund’s Current Advisory Agreement would terminate pursuant to Section 15(a)(4) of the Investment Company Act of 1940. It was noted that the New Advisory Agreement was approved by shareholders of the Fund at a Special Meeting of Shareholders held on November 22, 2019. The Trustees considered that the Board was asked to approve the renewal of the Current Advisory Agreement at the Meeting because Mr. Joseph V. Shields Jr.’s ownership interest in CMA remained in his estate and the New Advisory Agreement was therefore not yet in effect. The Board noted that CMA reported that it does not know when the ownership interest will be released and the change in control will occur.

The Board considered a memorandum from counsel to the Trust (“Counsel”) and addressed to the Board that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Current Advisory Agreement. The Trustees discussed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Current Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by CMA; (ii) the investment performance of the Fund; (iii) the costs of the services

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Additional Information (Unaudited) - continued

provided and profits realized by CMA from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the investors of the Fund; and (v) CMA’s practices regarding possible conflicts of interest and other benefits derived by the CMA.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, including information presented to the Board in the CMA’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the renewal of the Current Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by CMA; (ii) quarterly assessments of the investment performance of the Fund from CMA; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing CMA’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and CMA; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of CMA; and (vii) the memorandum from Counsel summarizing the fiduciary duties and responsibilities of the Board in reviewing and approving the Current Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about CMA, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by CMA from its relationship with the Fund. The information provided was identical to the information requested and provided at the July 2019 Board Meeting and included a written representation from CMA that no material changes had occurred since that time that would impact the information provided. The Board did not identify any particular information that was most relevant to its consideration to approve the Current Advisory Agreement.

(1) The nature, extent and quality of the services provided by CMA.

In this regard, the Board considered the responsibilities CMA has under the Current Advisory Agreement and the services provided by CMA to the Fund including, without limitation: CMA’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; its coordination of services for the Fund among Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered: CMA’s staffing, personnel and methods of operating; the education and experience of CMA’s personnel; and CMA’s compliance program, policies and procedures. After reviewing the foregoing and further information from CMA, the Board concluded that the quality, extent and nature of the services provided by CMA was satisfactory and adequate for the Fund.

(2) Investment performance of the Fund and CMA.

In considering the investment performance of the Fund and CMA, the Trustees compared the performance of the Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices. The Board noted that, since the merger of the former Capital Management Mid-Cap Fund (the “Mid-Cap Fund”) into the Fund, CMA represented that it no longer has clients with similar investment objectives to the Fund. It was noted that, prior to the merger, a group of accounts was run in a comparable manner, but with the addition of the mid-cap and small-cap stocks to the Fund’s portfolio, the divergence of the portfolios is too great to provide meaningful data.

The Board considered the consistency of CMA’s management of the Fund with its investment objective and policies. The Trustees also considered that Morningstar placed the Fund in its Mid-Cap Growth category, due to the legacy small and mid-capitalization holdings in the Fund resulting from the past mergers of the former Wellington Shields Small-Cap Fund and the Mid-Cap Fund into the Fund. The Board noted that CMA believes the Morningstar Large Growth category is the more appropriate comparison and that information related to both categories was provided for the Board’s consideration. The Board noted that the Fund outperformed its benchmark index for the year-to-date and one-year periods ended June 30 and September 30, 2020. The Board further noted that the Fund’s performance was lower than the category median for both categories presented for the year-to-date and one-year periods ended June 30, 2020 and for the longer term but was within the ranges of the categories for the timeframes considered. Based on the foregoing, the Board concluded that the investment performance information presented for the Fund was acceptable at this time.

2020 Annual Report 18

Additional Information (Unaudited) - continued

(3) The costs of the services provided and profits realized by CMA from the relationship with the Fund.

In considering the costs of the services provided and profits realized by CMA from the relationship with the Fund, the Board considered: CMA’s staffing, personnel and methods of operating; the financial condition of CMA and the level of commitment to the Fund by CMA and its principals; the expected asset levels of the Fund; and the overall expenses of the Fund. The Board considered financial statements of CMA and discussed the financial stability and profitability of the firm. The Board considered that the management fee and net expense ratio for the Fund was above the category medians for both the Morningstar Mid-Cap Growth and Large Growth Categories but within the range of the categories considered. The Board considered that CMA does not have any separate accounts which are managed similarly to the Fund but that the advisory fees charged to the Fund are comparable to those charged to CMA’s other clients. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to CMA by the Fund were fair and reasonable.

(4) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the investors of the Fund.

In this regard, the Board considered the Fund’s fee arrangements with CMA. The Trustees noted that CMA has agreed to breakpoint fee schedules in the Current Advisory Agreement and expense limitation agreement for the Fund. The Board further noted that both of these arrangements would benefit the Fund’s shareholders. The Board also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than CMA as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered CMA’s efforts to work with its service providers to secure such arrangements for the Fund. Following further discussion of the Fund’s expected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the breakpoint schedules and expense limitation arrangements provided potential savings or protection for the benefit of the Fund’s investors.

(5) Possible conflicts of interest and benefits derived by CMA.

In considering CMA’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that CMA does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of CMA’s code of ethics. Based on the foregoing, the Board determined that CMA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further analysis by the Board, the Board determined that the compensation payable under the Current Advisory Agreement with respect to the Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and it resolved to approve the Current Advisory Agreement with respect to the Fund.

2020 Annual Report 19

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2020 Annual Report 20

TRUSTEES AND OFFICERS - Unaudited

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 140 Broadway, 44th Floor, New York, New York 10005.

Interested Trustee* and Officers

Name,	Position	Length of	Principal	Number of	Other
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Directorships
and Age	Trust		During	Overseen by	Held by
			Past 5 Years	Trustee	Trustee

David V. Shields	Trustee	12/1994–	Director (since 1982) of Capital	1	None
Year of Birth: 1939		04/2019;	Management Associates, Inc.
		Since	(registered investment adviser to
		11/2019	All-Cap Fund); Vice-Chairman and
Managing Member (since
December 2009) of Wellington
Shields & Co., LLC (broker/dealer
and distributor to the Fund);
Managing Member (since
December 2009) of Wellington
Shields Capital Management, LLC
(registered investment adviser).

W. Jameson McFadden	President,	Since 2016	President, Capital Management	N/A	N/A
Year of Birth: 1981	Principal		Associates, Inc. (2014-present);
	Executive		Secretary, Wellington Shields
	Officer,		Capital Management, LLC (2009 to
	Principal		present); Secretary and Treasurer
	Financial		(2010-2014) and Analyst (2006-
	Officer and		2010), Capital Management
	Secretary		Associates, Inc.

Chief Compliance Officer (since
Stephen J. Portas	Chief	Since	2013) and Vice President (since	N/A	N/A
Year of Birth: 1969	Compliance	03/2014	2011) of CMA; Chief Compliance
	Officer		Officer (2000-2011) of Midwood
Securities (broker-dealer).

James D. Craft	Treasurer	Since	Fund Administrator, Premier Fund	N/A	N/A
Year of Birth: 1982		1/2020	Solutions, Inc. (2007-present);
Chief Technology Officer, Premier
Fund Solutions, Inc. (2011-pre-
sent).

* Basis of Interestedness: David V. Shields is an Interested Trustee because he is an officer and principal owner of Capital Management
Associates, Inc., the Fund’s investment adviser, and Wellington Shields & Co., LLC, the Fund’s distributor.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(3),	with the	Time Served	During	Overseen by	Held by
and Age	Trust		Past 5 Years	Trustee	Trustee

Michael D. Cahill	Independent	Since	Head Trader, CKC Capital LLC	1	None
Year of Birth: 1973	Trustee	11/2019	(since 2015); Sales Trader,
Wellington Shields & Co. LLC
(03/2011 – 03/2015).

Paul J. Camilleri	Independent	Since	Arbitrator for the Financial	1	None
Year of Birth: 1947	Trustee	02/2007	Industry Regulatory Authority, Inc.
(since 2001).

2020 Annual Report 18

Investment Adviser
Capital Management Associates, Inc.
140 Broadway
New York, NY 10005

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Distributor
Wellington Shields & Co., LLC
140 Broadway
New York, NY 10005

Sub-Distributor
Arbor Court Capital LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

This report is provided for the general information of the shareholders of the Wellington
Shields All-Cap Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	$2,500	$2,500
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL MANAGEMENT FUNDS

By: /s/ W. Jameson McFadden W. Jameson McFadden Principal Executive Officer and Principal Financial Officer

Date: 2-4-21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Jameson McFadden W. Jameson McFadden Principal Executive Officer and Principal Financial Officer

Date: 2-4-21